UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010 (June 16, 2010)

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

7500 East Columbia Street, Evansville, Indiana 47715
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (812) 867-6471

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

     Shoe Carnival, Inc. (the "Company") held its annual meeting of shareholders on June 16, 2010. The following is a summary of the matters voted on at the meeting as described in detail in the Company's definitive Proxy Statement filed on May 11, 2010, and the voting results for each matter:

1.	The director nominee was elected to serve a three-year term expiring at the 2013 annual meeting of shareholders and until his successor is elected and has qualified, as follows:

Nominee	For	Withhold	Broker Non-Votes
Mark L. Lemond	11,030,925	612,207	828,513

2.	The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2010 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
12,426,048	42,922	2,675	0

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2010

SHOE CARNIVAL, INC.

By:	/s/ W. Kerry Jackson
	Name:	W. Kerry Jackson
	Title:	Executive Vice President and
Chief Financial Officer